American Century Premium Reserves, Inc.

PROSPECTUS SUPPLEMENT

PREMIUM GOVERNMENT RESERVE FUND * PREMIUM CAPITAL RESERVE FUND
PREMIUM BOND FUND

Supplement dated November 19, 2001 * Prospectus dated August 1, 2001

SPECIAL MEETING OF SHAREHOLDERS

AT A SPECIAL MEETING OF SHAREHOLDERS HELD ON NOVEMBER 16, 2001, SHAREHOLDERS OF
THE FUNDS APPROVED THE FOLLOWING PROPOSALS. ALL CHANGES ARE EFFECTIVE DECEMBER 3, 2001.

          Premium Government Reserve Fund

          Shareholders of the Premium Government Reserve Fund ("Government
          Reserve") approved the transfer of substantially all of the fund's assets and liabilities to the American Century Premium Money Market
          Fund ("Premium Money Market") in exchange for shares of Premium Money
          Market.

          Like Premium Government Reserve, Premium Money Market seeks to earn the highest level of current income while preserving the value of an investment. Both funds invest in very short-term U.S. government securities, but Premium Money Market is also permitted to invest in high-quality, cash-equivalent securities issued by banks, governments and corporations. This distinction makes Premium Money Market subject to slightly more risk than Government Reserve. The total expense ratio of Premium Money Market is expected to be identical to the total expense ratio of Government Reserve.

          Government Reserve shareholders will receive shares of Premium Money
          Market on a tax-free basis in exchange for their shares of Government
          Reserve. The value of a shareholder's account will not change as a result of the transaction.

          Premium Capital Reserve Fund

          Shareholders of the Premium Capital Reserve Fund ("Capital Reserve")
          approved the transfer of substantially all of the fund's assets and liabilities to the American Century Premium Money Market Fund
          ("Premium Money Market") in exchange for shares of Premium Money
          Market. Premium Money Market has investment objectives and strategies that are substantially similar to the investment objectives and strategies of Capital Reserve. The total expense ratio of Premium
          Money Market is expected to be identical to the total expense ratio of
          Capital Reserve.

          Capital Reserve shareholders will receive shares of Premium Money
          Market on a tax-free basis in exchange for their shares of Capital
          Reserve. The value of a shareholder's account will not change as a result of the transaction.

          Premium Bond Fund

          Shareholders of the Premium Bond Fund ("Premium Bond") approved the transfer of substantially all of the fund's assets and liabilities to the American Century Diversified Bond Fund ("Diversified Bond") in
          exchange for shares of Diversified Bond. Diversified Bond has investment objectives and strategies that are substantially similar to the investment objectives and strategies of Premium Bond. The total expense ratio of Diversified Bond is expected to be identical to the total expense ratio of Premium Bond.

          Premium Bond shareholders will receive shares of Diversified Bond on a tax-free basis in exchange for their shares of Premium Bond. The value of a shareholder's account will not change as a result of the transaction.
SH-SPL-27571 0110